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                                                                      Exhibit 14

                               POWER OF ATTORNEY
                               -----------------

     We, the undersigned directors and officers of New England Life Insurance Company, a Massachusetts corporation, hereby constitute and appoint Michele H. Abate, Anne M. Goggin, James J. Reilly, Gina C. Sandonato and Marie C. Swift, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us and in our names and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering New England Variable Life Separate Account established by New England Life Insurance Company on January 31, 1983 as a unit investment trust under the Investment Company Act of 1940 and the variable life policies issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming our signatures as it may be signed by our said attorneys to said Registration Statements and any and all amendments thereto.

     In addition, we, the undersigned directors and officers of New England Life Insurance Company, a Massachusetts corporation, hereby constitute and appoint Michele H. Abate, Anne M. Goggin, James J. Reilly, Gina C. Sandonato and Marie
C. Swift, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us and in our names and in the capacities indicated below, the Registration Statements filed with the Securities and Exchange Commission for the purpose of registering New England Variable Annuity Separate Account established by New England Life Insurance Company on July 1, 1994 as a unit investment trust under the Investment Company Act of 1940 and the variable annuity contracts issued by said separate account under the Securities Act of 1933, and any and all amendments thereto, hereby ratifying and confirming our signatures as it may be signed by our said attorneys to said Registration Statements and any and all amendments thereto.

     Witness our hands on the date set forth below.


     Signature                              Title                    Date
     ---------                              -----                    ----

                                     Chairman, President       November 15, 2000
  /s/ James M. Benson                and Chief Executive
----------------------                     Officer
James M. Benson
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                                        Director               November 15, 2000
 /s/ Susan C. Crampton
---------------------------
Susan C. Crampton

                                        Director               November 15, 2000
 /s/ Edward A. Fox
---------------------------
Edward A. Fox

                                        Director               November 20, 2000
 /s/ George J. Goodman
---------------------------
George J. Goodman

                                        Director               November 15, 2000
 /s/ Evelyn E. Handler
---------------------------
Evelyn E. Handler

                                        Director               November 15, 2000
 /s/ Philip K. Howard
---------------------------
Philip K. Howard

                                        Director               November 15, 2000
 /s/ Bernard A. Leventhal
---------------------------
Bernard A. Leventhal

                                        Director               November 15, 2000
 /s/ Thomas J. May
---------------------------
Thomas J. May

                                        Director               November 20, 2000
 /s/ Stewart G. Nagler
---------------------------
Stewart G. Nagler

                                        Director               November 20, 2000
 /s/ Catherine A. Rein
---------------------------
Catherine A. Rein
                                     Executive Vice
                                       President,              November 15, 2000
 /s/ David Y. Rogers             Chief Financial Officer
---------------------------        and Chief Accounting
David Y. Rogers                           Officer

                                        Director               November 15, 2000
 /s/ Rand N. Stowell
---------------------------
Rand N. Stowell

                                        Director               November 15, 2000
 /s/ Lisa M. Weber
---------------------------
Lisa M. Weber